SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2013

Cigna Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-08323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

Cigna Corporation (“Company”) officials expect to participate in meetings with investors and analysts over the next several weeks.  During these meetings, Company officials expect to reaffirm projected full year 2013 consolidated adjusted income from operations of $1.9 billion to $1.96 billion and global medical customer growth of approximately 1%.  Company officials also expect to reaffirm the Company’s expectations for 2014, including with respect to, among other things, revenue and earnings growth, as discussed during the Company’s third quarter 2013 earnings conference call.  The Company’s third quarter 2013 earnings release and conference call transcript are available under Quarterly Reports and SEC Filings in the Investor Relations section of the Company’s website located at www.cigna.com/aboutcigna/investors.

The Company’s outlook for full year 2013 excludes the potential effects of future capital deployment and previously recorded special item after-tax charges of $24 million related to the pharmacy benefits arrangement, $507 million related to the effective exit of the run-off reinsurance guaranteed minimum death benefits and the guaranteed minimum income benefits (“GMIB”) businesses and $51 million related to a regulatory matter in the disability business. Special items for the remainder of 2013 may include amounts associated with litigation, guaranty fund assessments and cost reduction initiatives.  The Company’s expectations for 2014 exclude the impact of any potential prior year reserve development and potential effects of future capital deployment.

Consolidated adjusted income from operations is shareholders’ net income excluding net realized investment results, special items and results of the GMIB business.  Adjusted income from operations is a measure of profitability used by the Company’s management because it presents the underlying results of operations of the Company’s businesses and permits analysis of trends in underlying revenue, expenses and shareholders’ net income.  This measure is not determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and should not be viewed as a substitute for the most directly comparable GAAP measures, which are segment earnings and shareholders’ net income.  At this time, management is unable to identify or reasonably estimate future net realized investment results or special items; therefore, it is not possible to provide a forward-looking reconciliation of adjusted income from operations to shareholders’ net income.

The foregoing statements represent management’s current expectations as of the date of this report.  Actual results may differ materially depending on a number of factors, and investors are urged to read the Cautionary Statement included in this report for a description of those factors.  The Company does not undertake any obligation to update these statements, whether as a result of new information, future events or otherwise, except as required by law.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY STATEMENT FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

The Company and its representatives may from time to time make written and oral forward-looking statements, including but not limited to, statements contained in this report, press releases, filings with the Securities and Exchange Commission (the “SEC”) and reports to shareholders and during meetings with analysts and investors.  Forward-looking statements may contain information about financial prospects, economic conditions, trends and other uncertainties.  These forward-looking statements are based on management’s beliefs and assumptions and on information available to management at the time the statements are or were made.  Forward-looking statements include, but are not limited to, the information concerning possible or assumed future business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, trends and, in particular, the Company’s strategic initiatives, litigation and other legal matters, operational improvement initiatives in the Company’s health care operations, and the Company’s outlook for full year 2013 and beyond results.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe”, “expect”, “plan”, “intend”, “anticipate”, “estimate”, “predict”, “potential”, “may”, “should”, “will” or similar expressions.

By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results, and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors.  Some factors that could cause actual results to differ materially from the forward-looking statements include:

1.
health care reform legislation, as well as additional changes in state or federal regulation, that could, among other items, affect the way the Company does business, increase costs, limit the ability to effectively estimate, price for and manage medical costs, and affect the Company’s products, services, market segments, technology and processes;

2.
adverse changes in state, federal and international laws and regulations, including increased medical, administrative, technology or other costs resulting from new legislative and regulatory requirements imposed on the Company’s businesses;

3.
risks associated with pending and potential state and federal class action lawsuits, disputes regarding reinsurance arrangements, other litigation and regulatory actions challenging the Company’s businesses, including disputes related to payments to health care professionals, government investigations and proceedings, tax audits and related litigation, and regulatory market conduct and other reviews, audits and investigations, including the possibility that the Cigna-HealthSpring business may be adversely affected by potential changes in risk adjustment data validation audit and payment adjustment methodology;

4.
challenges and risks associated with implementing improvement initiatives and strategic actions in the ongoing operations of the businesses, including those related to: (i) growth in targeted geographies, product lines, buying segments and distribution channels, (ii) offering products that meet emerging market needs, (iii) strengthening underwriting and pricing effectiveness, (iv) strengthening medical cost results and a growing medical customer base, (v) delivering quality service to members and health care professionals using effective technology solutions, and (vi) lowering administrative costs;

5.	the unique political, legal, operational, regulatory and other challenges associated with expanding our business globally;
6.	challenges and risks associated with the successful management of the Company’s outsourcing projects or key vendors;
7.
the ability of the Company to execute its growth plans by successfully leveraging capabilities and integrating businesses, including the Cigna-HealthSpring business by, among other things, operating Medicare Advantage plans and Cigna-HealthSpring’s prescription drug plan, retaining and growing the customer base, realizing revenue, expense and other synergies, renewing contracts on competitive terms or maintaining performance under Medicare contracts, successfully leveraging the information technology platform of the acquired businesses, and retaining key personnel;

8.	risks associated with security or interruption of information systems, that could, among other things, cause operational disruption;

9.
risks associated with the Company’s information technology strategy, including that the failure to make effective investments or execute improvements may impede the Company’s ability to deliver services efficiently;

10.	the failure to maintain effective prevention, detection and control systems for regulatory compliance and detection of fraud and abuse;
11.
risks associated with the pharmacy benefits management agreement with Catamaran Corporation, including without limitation, those related to the ability to transition and implement successfully the agreement in a timely, cost-efficient manner without an adverse impact on service to clients and customers, and the failure to achieve projected operating efficiencies, estimated earnings per share accretion and estimated financial contribution  to the Company’s results;

12.
risks associated with the Company’s mail order pharmacy business that, among other things, includes any potential operational deficiencies or service issues as well as loss or suspension of state pharmacy licenses;

13.	liability associated with the Company’s operations of onsite clinics and medical facilities, including the health care centers operated by the Cigna-HealthSpring business;
14.	heightened competition, particularly price competition, that could reduce product margins and constrain growth in the Company’s businesses, primarily the Global Health Care business;
15.	significant stock market declines, that could, among other things, impact the Company’s pension plans in future periods as well as the recognition of additional pension obligations;
16.	significant changes in market interest rates or sustained deterioration in the commercial real estate markets that could reduce the value of the Company’s investment assets;
17.
downgrades in the financial strength ratings of the Company’s insurance subsidiaries, that could, among other things, adversely affect new sales and retention of current business or limit the subsidiaries’ ability to dividend capital to the parent company, resulting in changes in statutory reserve or capital requirements or other financial constraints;

18.	significant deterioration in global market economic conditions and market volatility, that could have an adverse effect on the Company’s investments, liquidity and access to capital markets;
19.
unfavorable developments in economic conditions, that could, among other things, have an adverse effect on the businesses of our customers (including the amount and type of health care services provided to their workforce, loss in workforce and ability to pay their obligations), the businesses of hospitals and other providers (including increased medical costs) or state and federal budgets for programs, such as Medicare or social security, resulting in a negative impact to the Company’s revenues or results of operations;

20.
risks associated with the Company’s reinsurance arrangements for the run-off retirement benefits, life insurance and annuity business, variable annuity death benefits and guaranteed minimum income benefits businesses, including but not limited to, failure by the reinsurer to meet its reinsurance obligations or that the reinsurance does not otherwise provide adequate protection; or

21.
potential public health epidemics, pandemics, natural disasters and bio-terrorist activity, that could, among other things, cause the Company’s covered medical and disability expenses, pharmacy costs and mortality experience to rise significantly, and cause operational disruption, depending on the severity of the event and number of individuals affected.

This list of important factors is not intended to be exhaustive.  Other sections of the Company’s most recent Annual Report on Form 10-K, including the “Risk Factors” section, and other documents filed with the SEC include both expanded discussion of these factors and additional risk factors and uncertainties that could preclude the Company from realizing the forward-looking statements.  The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: November 22, 2013	By: /s/ Thomas A. McCarthy
Thomas A. McCarthy
Executive Vice President
and Chief Financial Officer